Income Taxes - Increase in Income Tax Expenses and Net Income Per Share Amounts (Detail) - CNY (¥) ¥ / shares in Units, ¥ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
Increase in income tax expenses	¥ 124,138	¥ 150,067	¥ 213,804
Net income per ordinary share attributable to Hello Group Inc. - basic	¥ 2.05	¥ 2.41	¥ 4.62
Net income per ordinary share attributable to Hello Group Inc. - diluted	¥ 2.01	¥ 2.38	¥ 4.39